UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 9, 2013

Network-1 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15288	11-3027591

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

445 Park Avenue, Suite 1020, New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 829-5770

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on October 9, 2013 the stockholders of the Company entitled to vote at the meeting voted to (i) elect the five individuals named below to serve as directors of the Company to hold office until the Annual Meeting of Stockholders to be held in 2014 and until their successors have been duly elected and qualified, (ii) to approve an amendment to the Company’s Certificate of Incorporation to change the Company’s name to Network-1 Technologies, Inc., (iii) to approve the Company’s 2013 Stock Incentive Plan,  (iv) to approve, by non-binding advisory resolution, the Company’s Say on Pay vote, (v) to approve, by non-binding advisory vote, the Company’s Say When on Pay vote and (vi) to ratify the appointment of Radin, Glass & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

1)	The votes cast by stockholders with respect to the election of directors were as follows:

	For	Withheld Authority	Broker Non-Votes
Corey M. Horowitz	13,906,147	2,957,814	5,962,450
David C. Kahn	13,901,090	2,962,871	5,962,450
Emanuel R. Pearlman	11,265,787	5,598,174	5,962,450
Niv Harizman	13,906,147	2,957,814	5,962,450
Allison Hoffman	13,906,147	2,957,814	5,962,450

2)	The votes cast by stockholders with respect to the approval of the Amendment to the Certificate of Incorporation to change the Company’s name to Network-1 Technologies, Inc. were as follows:

For	Against	Abstain
22,697,439	124,255	4,715

3)	The votes cast by stockholders with respect to the approval of the Company’s 2013 Stock Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
13,249,364	3,475,107	139,490	5,962,450

4)
The votes cast by stockholders with respect to the proposal to approve, by non-binding vote, the Company’s named executive compensation as reported in the proxy statement for the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
13,144,321	3,080,122	639,518	5,962,450

5)
The votes cast by stockholders with respect to the proposal to approve, by non-binding advisory vote, the frequency of future advisory votes on the resolution approving named executive officer compensation were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
16,570,713	15,582	36,184	541,482	5,962,450

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6)
The votes cast by stockholders with respect to the proposal to ratify the appointment of Radin, Glass & Co, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 were as follows:

For	Against	Abstain
22,767,522	22,150	36,739

Item 9.01       Submission of Matters to a Vote of Security Holders.

(d)           Exhibits

Exhibit No.	Description

3.1	Amendment to the Company’s Certificate of Incorporation, as filed with the Delaware Secretary of State on October 9, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 TECHNOLOGIES, INC.

Dated: October 10, 2013	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz
Title: Chairman and Chief Executive Officer

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